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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 April 19, 2001
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                        (Date of earliest event reported)


                               PBOC HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                                0-24215                 33-0220233
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(State or other jurisdiction      (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


5900 Wilshire Boulevard, Los Angeles California                   90036
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(Address of principal executive offices)                        (Zip Code)


                                 (323) 954-6653
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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        (Former name, former address and former fiscal year, if changed since last report)



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Item 5.   OTHER EVENTS

          On April 19, 2001, PBOC Holdings, Inc. (the "Company") issued a press release (the "Press Release") announcing that on the same date its shareholders had approved the Agreement and Plan of Merger, as amended, between PBOC, FBOP Corporation and FBOP Acquisition Company.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are included with this Report:

                Exhibit 99.1 Press Release dated April 19, 2001.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PBOC HOLDINGS, INC.



                                             By: /s/ Rudolf P. Guenzel
                                                 Rudolf P. Guenzel
                                                 President and Chief Executive
                                                 Officer

Date: April 20, 2001.